UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 09, 2022

Alight, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Overlook Point
Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 737-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2022, Alight, Inc. (the “Registrant”) issued a press release announcing its financial results for the first quarter ended March 31, 2022. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 2.02 of this Report and in Exhibit 99.1 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit 99.1 to this Report contains certain financial measures that are considered “non-GAAP financial measures” as defined in the SEC rules. Exhibit 99.1 to this Report also contain the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why Registrant’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding Registrant’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which Registrant’s management uses the non-GAAP financial measures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of the Registrant dated May 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alight, Inc.

Date:	May 9, 2022	By:	/s/ Paulette R. Dodson
Paulette R. Dodson, General Counsel and Corporate Secretary